UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 14, 2014

Green Plains Inc.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

001-32924	84-1652107
(Commission file number)	(IRS employer identification no.)

450 Regency Parkway, Ste. 400, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2014, Green Plains Renewable Energy, Inc (the “Company”) filed with the Secretary of State of Iowa Articles of Amendment to the Company’s Articles of Incorporation to change the name of the Company from Green Plains Renewable Energy, Inc. to Green Plains Inc.  The Amendment was effective upon filing. A copy of the Amendment to the Company’s Articles of Incorporation is included as Exhibit 3.1. The Company issued a press release announcing the name change, which is included as Exhibit 99.1

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”) on May 14, 2014. Related to matters voted upon at the Annual Meeting, all matters were approved.

The number of shares cast for, against or withheld are as follows:

1.	Proposal to elect two directors, each to serve a three-year term that expires at the 2017 annual meeting.

Nominee	For	Withheld
Jim Anderson	26,225,786	1,142,839
Wayne Hoovestol	24,694,564	2,674,061

There were 3,914,549 broker non-votes with respect to this matter.

2.	Proposal to approve an amendment to the Company’s Articles of Incorporation to change the name of the corporation from Green Plains Renewable Energy, Inc. to Green Plains Inc.

For	Against	Abstain
31,058,594	40,712	183,868

There were no broker non-votes with respect to this matter.

3.	Proposal to approve features related to the issuance of common stock upon conversion of the Company’s 3.25% convertible senior notes due 2018, including flexible settlement.

For	Against	Abstain
27,043,997	231,585	93,043

There were 3,914,549 broker non-votes with respect to this matter.

4.	Proposal to approve the Company’s Umbrella Short-Term Incentive Plan.

For	Against	Abstain
26,761,126	509,968	97,531

There were 3,914,549 broker non-votes with respect to this matter.

5.	Proposal to approve the material terms of the performance goals under the Company’s 2009 Equity Incentive Plan, as amended, for purposes of Internal Revenue Code Section 162(m).

For	Against	Abstain
25,921,207	1,349,891	97,527

There were 3,914,549 broker non-votes with respect to this matter.

6.	Proposal to cast an advisory vote to approve the Company’s executive compensation.

For	Against	Abstain
22,393,730	4,870,164	104,731

There were 3,914,549 broker non-votes with respect to this matter.

No other matters were voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed as part of this report.

Exhibit
Number	Description of Exhibit
3.1	Second Articles of Amendment to Second Amended and Restated Articles of Incorporation
of Green Plains Renewable Energy, Inc.
99.1	Press Release Announcing Corporation Name Change to Green Plains Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2014	Green Plains Inc. By: /s/ Jerry L. Peters Jerry L. Peters Chief Financial Officer (Principal Financial Officer)